UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2012

HICKS ACQUISITION COMPANY II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35411	80-0611167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, Suite 1200 Dallas, TX 75201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 615-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

See Item 8.01, which is incorporated herein by reference.

8.01. Other Events.

As previously reported, Hicks Acquisition Company II, Inc. (the “Company”) applied to transfer the listing of its common stock, units and warrants that currently trade on the Over-the-Counter Bulletin Board quotation system to The NASDAQ Stock Market LLC. On January 27, 2012, such securities were approved for listing on the NASDAQ Capital Market (“Nasdaq”) with trading expected to begin on February 1, 2012. The common stock, units and warrants will continue to be traded under the symbols HKAC, HKACU and HKACW, respectively.

As of listing on Nasdaq, the Company’s securities will no longer be quoted on the Over-the-Counter Bulletin Board quotation system.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this news release that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with the Company’s expectations and predictions is subject to a number of risks and uncertainties, including, but not limited to the following: changes in general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by the Company; changes in laws or regulations; and other factors, many of which are beyond the control of the Company. Information concerning these and other factors can be found in the Company’s filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by the Company will be realized, or even if realized, that they will have the expected consequences to or effects on the Company, its business or operations. The Company has no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

*99.1	Press Release, dated January 30, 2012.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 30, 2012	Hicks Acquisition Company II, Inc.

	By:	/s/ Christina Weaver Vest
Christina Weaver Vest
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

*99.1	Press Release, dated January 30, 2012.

*	Filed herewith.